FOURTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO FOURTH AMENDED AND RESTATED
CREDIT AGREEMENT (this “Amendment”) dated as of November 3, 2020, is among: BLACK STONE MINERALS COMPANY, L.P., a Delaware limited partnership, as Borrower; BLACK STONE MINERALS, L.P., a Delaware limited partnership, as Parent MLP; the Lenders party hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent. Capitalized terms used herein but not otherwise defined herein have the meaning given such terms in the Credit Agreement.

RECITALS

Borrower, Parent MLP, Administrative Agent and Lenders are parties to that certain Fourth Amended and Restated Credit Agreement dated as of November 1, 2017, as amended by the First Amendment to Fourth Amended and Restated Credit Agreement dated as of February 7, 2018, Second Amendment to Fourth Amended and Restated Credit Agreement dated as of October 31, 2018 and Third Amendment to Fourth Amended and Restated Credit Agreement dated as of May 1, 2020 (as amended, modified or supplemented to date, the “Credit Agreement”).

Section 1.    Amendments to Credit Agreement.

1.1 Certain Defined Terms. The table set forth in the definition of “Applicable Margin” set forth in Section 1.02 of the Credit Agreement is hereby amended in its entirety to read as follows:

Aggregate Elected Commitment Utilization Grid
	<25%	>25% <50%	>50% <75%	>75% <90%	>90%
Eurodollar Margin	2.00%	2.25%	2.50%	2.75%	3.00%
Base Rate Margin	1.00%	1.25%	1.50%	1.75%	2.00%

Section 2.    Borrowing Base Reduction.

2.1 Pursuant to Section 2.08(d) of the Credit Agreement, Administrative Agent hereby notifies Borrower and Revolving Lenders that pursuant to the October 1, 2020 Scheduled Redetermination of the Borrowing Base pursuant to Section 2.08(c) of the Credit Agreement, from and after the date hereof until the next redetermination of the Borrowing Base, the amount of the Borrowing Base shall be reduced from $430,000,000 to $400,000,000.

Section 3.    Miscellaneous.

3.1 Confirmation. The provisions of the Credit Agreement, as amended hereby, shall remain in full force and effect following the effectiveness hereof.

3.2 Ratification and Affirmation; Representations and Warranties. Each of Borrower and Parent MLP hereby (a) ratifies and affirms each Loan Party’s obligations under, and acknowledges each Loan Party’s continued liability under, each Loan Document to which such Loan Party is a party and agrees that each Loan Document to which any Loan Party is a party remains in full force and effect as expressly amended hereby and (b) represents and warrants to Administrative Agent and Lenders that as of the date hereof, after giving effect to the terms hereof:

(i)all of the representations and warranties contained in each Loan Document to which any Loan Party is a party are true and correct in all material respects (unless otherwise qualified as to materiality), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date,

(ii)no Default or Event of Default has occurred and is continuing, and

(iii)no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

3.3 Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

3.4 NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

3.5 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

3.6 Loan Document. This Amendment is a Loan Document.

[Signature pages follow]

IN WITNESS WHEREOF , the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BLACK STONE MINERALS COMPANY, L.P.,
as Borrower

By:    BSMC GP, L.L.C., its General Partner

By:    Black Stone Mi nerals, L.P., its Sole Member
By:    Black Stone Minerals GP, L.L.C.,
its General Partner

By:    /s/ Jeffrey P. Wood
Name: Jeffrey P. Wood
Title:    President and Chief Financial Officer

BLACK STONE MINERALS, L.P.,
as Parent MLP

By:    Black Stone Minerals GP, L.L.C.,
its General Partner

By:    /s/ Jeffrey P. Wood
Name: Jeffrey P. Wood
Title:    President and Chief Financial Officer